Exhibit 10.14.3

The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities and Exchange Act of 1934 as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

THIRD AMENDMENT TO THE

SUPPLY AND MANUFACTURING AGREEMENT

BETWEEN

TEIKOKU SEIYAKU CO., LTD./TEIKOKU PHARMA USA, INC.

AND

ENDO PHARMACEUTICALS INC.

Endo Pharmaceuticals Inc. (“Endo”), Teikoku Seiyaku Co., Ltd. (“Teikoku Japan”) and its U.S. subsidiary, Teikoku Pharma USA, Inc. (the Teikoku parties collectively referred to as “Teikoku”), enter into effective November 1, 2010, the following Third Amendment (“Third Amendment”) to their Supply and Manufacturing Agreement dated as of November 23, 1998 (“Supply and Manufacturing Agreement”), and as amended as of April 24, 2007 (“First Amendment”), and as of December 16, 2009 (“Second Amendment”).

Endo and Teikoku agree as follows:

1.    The following paragraph is to be inserted at the end of Section 2.4(a) of the Supply and Manufacturing Agreement as amended by both the First Amendment and the Second Amendment:

“Notwithstanding anything else in this Section 2.4(a), if Endo’s firm orders of Product in calendar year 2011 exceed *** patches, Teikoku will provide Endo with an additional *** patches at no cost during calendar year 2011; if Endo’s firm orders of Product in calendar year 2012 exceed *** patches, Teikoku will provide Endo with an additional *** patches at no cost during calendar year 2012; and if Endo’s firm orders of Product in calendar year 2013 exceed *** patches, Teikoku will provide Endo with an additional *** patches at no cost during calendar year 2013.”

2.    The parties agree to continue their discussions with respect to the other amendments to the Supply and Manufacturing Agreement that are currently contemplated.

3.    All other terms and conditions of the Agreement as previously amended are affirmed and remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives.

Teikoku Seiyaku Co., Ltd.		Endo Pharmaceuticals Inc.

By:	/s/ Shosaku Murayama	By:	/s/ Julie McHugh
Title: President & CEO Date: November 1, 2010		Title: Chief Operating Officer Date: October 29, 2010

Teikoku Pharma USA, Inc.

By:	/s/ Ichiro (Paul) Mori
Title: COO & EVP Date: November 1, 2010

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